Exhibit 99.1

Q3 2018 Company Update December 2018 NASDAQ:WTRH

2 Company Overview

3 Orders Waitr Has Accomplished A Great Deal In A Short Period Of Time 2014 2015 2016 2017 2018E Founded 2013 Launched 1 st Market in Lake Charles in late 2014 Launched 2 nd Market in Lafayette in April 2015 Launched 3 rd Market in Baton Rouge in January 2016 3 11 24 45+ markets markets markets markets Begin Grocery Delivery March 2017 9.9M Cumulative Orders 34 Markets Profitable (2) January 2017 1M Cumulative Orders 2013 25,700 September 2018 10,000 September 2017 5,000 January 2017 1,000 March 2016 Orders Per Day (1) (1) Monthly average . (2) Refers to markets with positive Gross Margin. Went Public via Merger with Landcadia Holdings November 2018

4 Waitr Investment Highlights 4 Massive Restaurant Delivery Market Is Underpenetrated And Moving Online Leading Position In Our Current Markets With A Marketplace Model And Proven Expansion Strategy Strong Value Proposition To Customers And Restaurants Powered By A Differentiated Proprietary Technology Platform High Growth Business Model Built In A Capital Efficient Manner Partnership With Tilman Fertitta And Brand Portfolio Will Accelerate Growth And Entrench Competitive Positioning 1 2 3 4 5 6

5 Massive Restaurant Delivery Market Is Underpenetrated And Moving Online …Creating A Massive Addressable Market Consumers Are Moving Online… Online Restaurant Delivery Is Expected To Double … With Restaurants Following Suit … 6% 11% 2016 2022E $520B Total U.S. Restaurant Industry $13B Current U.S. Online Restaurant Delivery $220B Total U.S. Restaurant Industry Off - Premise (1) Source: Wall Street Research. (1) Includes drive - thru. Online Restaurant Delivery Revenue As A % Of Total Restaurant Industry Off - Premise (1) $13B $32B U.S. Market Size Shopping Transportation Hospitality Digital Media / /

6 Waitr Focuses On A Massive Underserved Market Core market represents 35% of U.S. restaurants Number of U.S. Restaurants By Market Population (1) 179K 177K 205K 28K Top 10 11 - 50 51 - 500 500+ Market Ranking by Population Waitr Targets Underserved Tier Two and Three Markets Restaurants On Waitr’s Platform By Market Population Rank (1) Source: U.S. Census Bureau, Bureau of Labor Statistics. 12% 88% 11-50 51-500

7 Waitr’s Marketplace Platform Connects Consumers And Restaurants Restaurants Consumers 842K+ Active Diners (2) 7,700+ Restaurants Partners (1) (1) As of 9/30/18 . (2) Diners who have placed an order over the past 12 months as of Q3 2018 . (3) Number of drivers who were active in Q3 2018. Drivers x Primarily W - 2 Employees With Scheduled Hours 8,700+ Active Drivers (3) x Discovery x Convenience x Personalization x Higher Average Order Value And Incremental Orders x Deep Restaurant Integration x Rich Customer Data

8 Supporting Waitr’s Restaurant Customers: Its Drivers Background - checked , trusted partners Ability to schedule and optimize performance Quality control for demeanor and safety Readily identifiable and uniformed Stable jobs enhance reputation in community Every driver interviewed in - person with city team

9 Waitr Has Created A Great Consumer Experience For Online Discovery And Ordering Personalize your experience 2 Choose Your Order & Customize With Add - Ins 4 Pick your location 1 Enjoy 6 Track Your Order 5 Discover New Restaurants 3

Delivering A Differentiated Experience For Restaurants

Partnership Focused
Restaurant Experience

- ✓ Upfront restaurant investment
- ✓ Menu onboarding & photography
- ✓ In-market local team support

Attractive Pricing
For Restaurants

- ✓ Most attractive transaction pricing
  - 15% fee versus ~30% at competitors
- ✓ ~2 – 4 week restaurant payback on upfront investment

Partner Marketing
To Restaurants

- ✓ Access to our marketing resources
- ✓ In-store marketing collateral
- ✓ Actionable data insights & analytics

Customer Service
And Driver Relationships

- ✓ Dedicated restaurant support
- ✓ Live consumer support
- ✓ Professionally branded drivers

Substantial Uplift For Waitr's Restaurant Partners

3.8x more sales per restaurant[(1)]

Market Cohorts Four Years on Platform vs One Year on Platform

(1) For period Q3 2018.

WAITR 10

11 A Growing List Of Leading Restaurant Partners Waitr is Focused on Serving Local Independent Restaurants And Supports Regional and National Chains and Franchises 7,700 + Restaurant Partners Note: As of 9/30/18 .

12 Landcadia Brings Industry Expertise And Strong Sponsorship x Access to Tilman J. Fertitta and the Landry’s management team x Immediate access to restaurants to seed new growth markets x Promotion of Waitr as a delivery partner within Fertitta’s portfolio of over 4 million loyalty members across Landry’s restaurants and Golden Nugget Casinos x Tilman J. Fertitta will drive elevated media exposure nationally and in strategic markets for Waitr x Partnership with NBA Houston Rockets - over 9 million Facebook followers alone

Waitr's Better Business Model

Waitr's Focus Is On Full Service Restaurants

Average Order Value



~ $35
$16-20
~ $6
WAITR.(1)
QSR Delivery(1)
QSR Dine-In

Leading To Higher Net Revenue Per Order

Net Revenue Per Order



~$10
~$8
WAITR.
QSR Delivery(2)

Waitr's business model encourages restaurant buy-in and generates more net revenue per order

Source: Wall Street Research.
(1) Includes Gratuity and delivery fees. QSR Delivery calculated as average meal delivery value of $9-12, plus $5 delivery fee and $2-3 average tip per equity research.
(2) Based on delivery economics of one of Waitr's major competitors.

WAITR
13

How Waitr Launches And Grows New Markets

Phase 0

Pre-launch markets

- ~$200K average cost
- 1 new market launched every 2 weeks
- Identification of markets and key restaurant partners
- Building supply and stimulating early demand, awareness, app installs
- Launch with 40+ restaurants
- 1:1 driver to restaurant initially
- City Manager for driver operations

Expected number of days: 60

Phase 1

0-100 Orders per day

- Rapid growth in restaurants and users
- Optimizing orders per driver in the field

Expected number of days: 6

Phase 2

100-1,000 Orders per day

- Market breakeven ~350 orders per day
- Word of mouth increases restaurant interest
- Managing orders per driver in the field
- Hire more drivers to handle increase in volume

Expected number of days: 30-90

Phase 3

1,000+ Orders per day

- Sustainable profitability in market
- Order per driver per hour, driving margin into the system

WAITR
14

15 New Market Opportunities x Proximity: 11 states with major interstate connectivity, 105 million people, 32% of US addressable population x Population Size: 50,000 - 750,000 x Other Factors: • Leverage Waitr Restaurant Partner Network • Restaurant Spending per Capita x Tip Credit: many states count tips toward wages x Competitive Presence: focus on the underserved market in secondary and tertiary cities ~200 New Markets Identified within this Footprint 8 30 20 8 8 4 6 2 1 4 6 5 9 3 7 4 8 Interstate 16 31 2 2 1 3 4 4 4 5 6 7 8 9 8 8 8 6 20 30 Note: As of Q3 2018. 40 3 10 24 45+ 70+ 2015 2016 2017 2018E 2019E Total Number of Markets Served by Year: Current Business Plan

16 Note: Date shown below market represents date launched. Late 2014 January 2016 November 2017 Days to reach 1,000 Cumulative Orders Improving Launches In New Markets June 2017 76 32 12 6 Lake Charles Baton Rouge Birmingham Jackson

17 Waitr Is Winning Versus The Competition Columbus, GA Google Trends Web Search Interest Source: Google Trends. Note: Shown as 8 - week moving average; information from 10 /2/2016 through 11 / 1 8/2018 . Note: Defined by the number of restaurants served by Company in market vs. Grubhub, UberEats and BeyondMenu. Based on company websites. New Orleans, LA Baton Rouge, LA Mobile, AL / Pensacola, FL Launched February 2018 Market Rank by Number of Restaurants on Platform in Each Market Launched July 2016 Launched January 2016 #1 #2 #3 #4+ Launched June 2017 11/16 5/17 11/17 5/18 11/18 11/16 5/17 11/17 5/18 11/18 11/16 5/17 11/17 5/18 11/18 11/16 5/17 11/17 5/18 11/18 #1

18 Waitr Outperforms The Competition Share of Q3 2018 transactions in cities where Waitr operates Market Share Average Monthly Customer Retention (1) : 29% Source: Second Measure. (1) Weighted average monthly customer retention for customers who made a purchase from 12/1/2016 – 11/30/2018. (2) Industry includes top five competitors that overlap with Waitr’s markets. Industry Average : 22.6% (2) 28%+ outperformance versus competition 0% 10% 20% 30% 40% 50% 60% Competitor 5 Competitor 4 Competitor 3 Competitor 2 Competitor 1

19 Experienced Founder - Led Management Team Dave Pringle Chief Financial Officer Chris Meaux Co - Founder, Chief Executive Officer & Chairman Meaux’s 2 Geaux Tyson Queen Director of Sales & Marketing Coco Pahl Head of Product Evan Diaz de Arce Co - founder, Finance Addison Killebrew Co - founder, Chief Innovation Officer Sonny Mayugba Chief Marketing Officer Travis Boudreaux Director of Engineering Manuel Ramirez Co - Founder, Chief Architect Joe Stough President & Chief Operating Officer

20 Financial Highlights

21 Waitr Financial Highlights Note: A s of Q 3 2018. (1) Gross food sales represents food and beverage receipts, plus taxes, prepaid gratuities and delivery fees. (2) Refers to markets with positive Gross Margin. (3) Net revenue excludes gratuity payments. (4) On a net revenue basis . (5) Pro Forma as of Q3 2018. Massive Growth Continues 135% + Q 3 2018 Year - Over - Year Gross Food Sales (1) Growth 1 Proven Market Economics and Marketplace Model With Positive Contributions (2) in 34 of 40 Markets 2 Strong Gross Profit with 37% Gross Margin to Net Revenue (3) 3 Proven Customer Return On Investment With Over 10x Lifetime Value (4) / Customer Acquisition Cost 4 Substantial Resources to Drive Growth in Business with $200mm Cash (5) 5

22 99 % Retention (1) Rapid Growth And Scale (1) Restaurant retention calculated using historical restaurant churn since inception. Excludes restaurant closures. (2) Diners who have placed an order over the past 12 months. (3) Diner retention is tracked quarterly. (in thousands) 150 % YoY Growth (in thousands) 90% Retention (3) 874 3,400 927 2,212 2016 2017 Q3'17 Q3'18 Orders 118 419 328 843 2016 2017 Q3'17 Q3'18 Active Diners (2) 1,099 3,719 2,863 7,700 2016 2017 Q3'17 Q3'18 Restaurant Partners

23 $1.7 $3.3 $5.0 $6.4 Year 1 (2018) Year 2 (2017) Year 3 (2016) Year 4 (2015) ... And Waitr’s Restaurant Partners Are Growing With Waitr Monthly Gross Food Sales (2) per Active Restaurant (1) For period Q 3 2018. 3.8 x more sales through Waitr per restaurant (1) Market Cohorts Four Years on Platform vs One Year on Platform Restaurant Value Proposition Consumer Audience + Alignment More Money To Restaurants High Restaurant Retention (2) Gross food sales represents total food and beverage receipts, plus taxes, prepaid gratuities and delivery fees for the referenced period . (in thousands)

24 $22.9 $5.7 $23.5 $77.8 2016 2017 Q3 2018 Run Rate Revenue $121.1 $31.4 $132.0 $310.8 2016 2017 Q3 2018 Run Rate Gross Food Sales (1) High Growth Profile ($ in millions) ($ in millions) Note: Q 3 run rate calculated as annualized Q3 2017 and 2018 results , respectively . (1) Gross food sales represents food and beverage receipts, plus taxes, prepaid gratuities and delivery fees. (Q3 2017 Run Rate) (Q3 2017 Run Rate)

25 Total Markets: 3 10 24 40 New Markets: 3 7 14 16 $1.8 $20.6 $44.4 $43.5 $10.8 $66.0 $94.1 $10.7 $48.0 $11.9 2015 2016 2017 YTD 2018 Growth From Both Existing And Newly Launched Cities Note: as of Q3 2018. (1) Growth rates based on annualized YTD 2018 GFS. The more cohorts mature, the more they contribute 66% 34% 37% 55% 9% 22% 48% 24% 6% 2015 Market Cohort 2016 Market Cohort 2017 Market Cohort 2018 Market Cohort % mix % growth 116% 511% 1044% % YoY annualized growth (1) 31% 90% 498% Gross Food Sales (Millions)

26 (40%) (20%) 0% 20% 40% 60% 80% Gross Margin Average Orders per Day Market Cohort Note: Three Months ended Q 3 2018; Gross Margin defined as gross profit / adjusted net revenue (excluding pass through gratuity). Cost of sales primarily consists of driver costs, payroll and expenses for city - level teams and credit card processing fees. 2015 2016 2017 2018 Profitable Gross Margin Proven Market Contribution – Gross Margin 2 7 13 12

Q3 2018 Results

Quarterly Historical Performance and YoY Growth			
($ in thousands)	Q3 2017	Q3 2018	% YoY Change
Active Diners	327,528	842,533	157%
Gross Food Sales	$33,001	$77,692	135%
Net Revenue	$5,885	$19,431	230%
% of Gross Food Sales	*18%*	*25%*	
Operating Expenses:			
Operations and Support	$4,887	$11,934	144%
Sales and Marketing	1,294	3,850	198%
Research and Development	399	791	98%
General and Administrative	3,156	8,469	168%
Depreciation and Amortization	154	400	160%
Other Operating Expenses	49	28	(43%)
Total Operating Expenses	$9,939	$25,472	156%
Operating Income	($4,054)	($6,041)	49%
Operating Income % of Net Revenue	(69%)	(31%)	
Margin Detail:			
Operations and Support % of Net Revenue	*83%*	*61%*	
Sales and Marketing % of Net Revenue	*22%*	*20%*	
Research and Development % of Net Revenue	*7%*	*4%*	
General and Administrative % of Net Revenue	*54%*	*44%*	
Depreciation and Amortization % of Net Revenue	*3%*	*2%*	
Other Operating Expenses % of Net Revenue	*1%*	*0%*	
Total Operating Expenses % of Net Revenue	*169%*	*131%*	

Note: Reflects Waitr standalone historical financials and are not pro forma with Landcadia.

Commentary

KPIs / GMV
Waitr has expanded rapidly with 99% Restaurant Partner Retention, 90% Active Diner Retention, and 150% YoY Order Growth

Revenue
Waitr's 230% Net Revenue Growth can be attributed to the increasing number of restaurant partners, increasing take rate, increased order volume and number of diners

Operating Margin
Waitr's Operating Margin has shown significant improvement with the combination of both increasing Revenue and decreasing Operating Expense Margins as the platform continues to scale

WAITR
27

28 Operating Expenses Breakdown As % of Revenue Sales and Marketing General and Administrative Operating Expenses Commentary Includes salaries for executives, finance, HR and administrative personnel, third - party legal and other services, insurance, corporate travel and entertainment expenses Includes salaries for employees engaged in the design, development, maintenance and testing of the tech platform Includes salaries for sales and marketing personnel and third party marketing expenses such as advertising campaigns and sponsorships Includes salaries for city level personnel, drivers, customer service and operations personnel. Also includes payment processing costs for customer orders Operations and Support Expenses Research and Development Other 1 4 ($ in thousands) Total: $38,994 Total: $ 64 , 737 % of Revenue: 170% % of Revenue: 13 5% 2 3 1 4 2 3 Note: Other includes: Depreciation & Amortization, Related Party Expenses and Loss on Disposal of Assets . (1) Includes Stock - Based Compensation of $1.2mm (5.2% of revenue) in 2017 and $2.8mm (5.9% of revenue) YTD as of 9/30/2018. (2) Includes expenses related to the merger with Landcadia of $5.5mm (11.4% of revenue) YTD as of 9/30/2018. (1) (1) (2) 77% 63% 25% 19% 7% 4% 55% 47% 7% 2% 2017 9 M ended Sep. 30, 2018

29 Appendix

30 Customer Cost Restaurant Take Food Receipts $28.00 $28.00 - Gratuity $5.00 - - Total $33.00 $28.00 Waitr Take Rate To Waitr $0.00 ($4.20) $4.20 Delivery Fee $5.00 - $5.00 Total Gross Food Sales $38.00 $23.80 $9.20 15% Customer Cost Restaurant Take Food Receipts $28.00 $28.00 - Total $28.00 $28.00 Waitr Take Rate 15% To Waitr $0.00 ($4.20) $4.20 Total Gross Food Sales $28.00 $23.80 $4.20 Example – Average Order Illustrative Waitr Delivery Order Restaurant Prepares Order Restaurant Completes Order Illustrative Waitr Carryout Order Waitr Driver Fulfills Delivery 15% Take Rate + $5 Delivery Fee $ 9.20 total value to Waitr* 15% Take Rate Carryout revenue is higher margin due to no delivery costs $ 4.20 total value to Waitr Waitr Earns High - Margin Take Rate * * Excludes $5 gratuity passed through to driver. Customer Cost Restaurant Take Food Receipts $28.00 $28.00 - Gratuity $5.00 - - Total $33.00 $28.00 Waitr Take Rate To Waitr $0.00 ($4.20) $4.20 Delivery Fee $5.00 - $5.00 Total Gross Food Sales $38.00 $23.80 $9.20 15%

31 Key Performance Metrics Note: R eflects Waitr standalone historical financials and are not pro forma with Landcadia. (1) Adjusted EBITDA is a non - GAAP financial measure. See the reconciliation of Adjusted EBITDA to net loss on page 3 2 . ($ in thousands) FY 2017 9 M ended Sep. 30, 2018 Gross Food Sales $121,081 $ 197,505 Revenue $22,911 $ 48,000 Take Rate 18.9% 24.3% Growth Rate 305.5% 234.9% Operating Expenses: Operations and Support $17,668 $ 30,348 Sales and Marketing 5,617 8,989 Research and Development 1,586 1,988 General and Administrative 12,601 22,426 Depreciation and Amortization 723 902 Other Operating Expenses 799 84 Total Operating Expenses $38,994 $ 64,737 Operating Income ($ 1 6, 0 8 3 ) ($ 16,737 ) % Margin - 7 0 .2% - 3 4.9 % Interest Expense (Income) $281 $ 901 Other (Expenses) Income (1 0 ,5 3 7) (335) Income Tax Expense 6 3 8 Net (Loss) Income ($ 2 6, 9 0 7 ) ($ 17,341 ) % Margin - 1 1 7. 4% - 36.1 % Adjusted EBITDA (1) ($ 1 3 , 577 ) ($ 6,546 ) % Margin - 5 9 . 3% - 1 3.6%

32 Adjusted EBITDA Reconciliation Note: FY 2017 r eflects Waitr standalone historical financials and are not pro forma with Landcadia. (1) Represents one - time, non recurring expense. (2) Represents non - cash expense. Net Income to Adjusted EBITDA Bridge ($ in thousands) 9 M ended FY 2017 Sep. 30, 2018 Net (Loss) Income ($26,907) ($17,341) Interest Expense (Income) 281 901 Loss on Debt Extinguishment 10,537 - Income Tax Expense 6 38 Depreciation and amortization 723 902 Impairment of intangible assets (1) 584 - Stock Based Compensation (2) 1,199 2,831 Equity compensation on Requested Ammendment (1)(2) - 650 Business combination related expenses (1) - 5,473 Adjusted EBITDA ($13,577) ($6,546)